Contingencies and Provisions	12 Months Ended
Mar. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Contingencies and Provisions	Contingencies and Provisions
The Company is in receipt of a claim of alleged infringement of intellectual property. The Company believes that the claim is without merit and no accrual has been made.
The Company is involved in other litigation and claims in the normal course of business. Management is of the opinion that any resulting provisions and ultimate settlements would not materially affect the financial position and operating results of the Company.
Restructuring
During the fiscal year ended March 31, 2021, the Company announced a restructuring plan for its operations to realize certain synergies in the combined business pursuant to its recent acquisitions. The restructuring expense consists entirely of costs related to terminations of employment for a total of $1,760